                                                                    Exhibit 99.1




                               HERITAGE PROPERTY
                             INVESTMENT TRUST, INC.





                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                     NOTICE

This supplemental operating and financial data package is intended to supplement the Company's unaudited consolidated financial statements for the three and nine months ended September 30, 2002, which are included in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission simultaneously herewith. Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similiar expressions concerning matters that are not historical facts. The forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of our shopping centers, including of our tenants, real estate conditions, future bankruptcies of our tenants, execution of shopping center redevelopment programs, our ability to finance our operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

                                      INDEX

                                      Page                                                                           Page
                                      ----                                                                           ----
Corporate Profile                      3           Portfolio Overview - Geographic Distribution                       17
Investor Information                   4           Top Tenants                                                        18
Financial Highlights                   5           Anchor Lease Expiration Roll Out                                   19
Consolidated Balance Sheets            6           Non-Anchor Lease Expiration Roll Out                               20
Consolidated Income Statements         7           Total Lease Expiration Roll Out                                    21
Funds From Operations                  8           Historical Leasing Production                                      22
EBITDA                                 9           Historical Capital Expenditures, Tenant Improvement
                                                   Costs and Leasing Commissions                                      23
Selected Ratios                        10          Same Property Analysis                                             24
Capital Structure                      11          Property Listing                                                 25-35
Debt Analysis                        12-14         Property Listing Notes                                             36
Other Securities                       15          Value Creation Pipeline - 2002 Acquisitions / Dispositions         37
Property Overview Summary              16          Value Creation Pipeline - 2002 Acquisitions Detail               38-41

                                CORPORATE PROFILE

GENERAL DESCRIPTION

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of September 30, 2002, we had a portfolio of 149 shopping centers totaling approximately 25.4 million square feet of company-owned gross leasable area, located in 26 states. Our shopping center portfolio was approximately 93% leased as of September 30, 2002. We also own 4 office buildings and 10 single tenant properties.

CORPORATE OFFICE

   535 Boylston Street
   Boston, MA  02116
   617-247-2200
   www.Heritagerealty.com

REGIONAL OFFICES

   Lighthouse Point, Florida    Lenexa, Kansas         Omaha, Nebraska
   Northbrook, Illinois         Louisville, Kentucky   Great Neck, New York
   Peoria, Illinois             Roseville, Minnesota   Charlotte, North Carolina
   Hanover Park, Illinois       Florissant, Missouri   Mequon , Wisconsin
   Speedway, Indiana

STOCK LISTINGS

   New York Stock Exchange:  HTG

CREDIT RATINGS

   Standard & Poor's:  BBB-
   Moody's:  Baa3

INQUIRIES:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

                                 Peter Prodromou
                             Trinity Communications
                               399 Boylston Street
                                Boston, MA 02116

                               Phone: 617-292-7391
                        email: pprodromou@trinitynet.com


HERITAGE WEBSITE:    www.heritagerealty.com

RESEARCH COVERAGE:

MERRILL LYNCH              Steve Sakwa          212-449-0335      LEGG MASON               David Fick         410-454-5018
                           Craig Schmidt        212-449-1944                               Elizabeth Watson   410-454-5520

GOLDMAN SACHS              David Kostin         212-902-6781      DEUTSCHE BANK            Louis Taylor       212-469-4912
                           James Kammert        212-855-0670                               John Perry         212-469-5182

MORGAN STANLEY             Matthew Ostrower     212-761-6284      GREEN STREET ADVISORS    Greg Andrews       949-640-8780
                           Alan Calderon        212-761-8564                               Barbara Hoogland   949-640-8780

UBS WARBURG                Stuart Seeley        212-713-9771
                           Ian Weissman         212-713-8602

WACHOVIA SECURITIES        Jeffrey Donnelly     617-603-4262
                           Eric Rothman         617-603-4263

                              FINANCIAL HIGHLIGHTS
         (UNAUDITED AND IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)

                                                                Three months ended                    Nine months ended
                                                                   September 30,                        September 30,
                                                             -------------------------              -----------------------
                                                              2002               2001               2002              2001
                                                              ----               ----               ----              ----
Funds from Operations (FFO)                                $ 27,221           $  5,226           $ 45,950         $ 19,497
      FFO per share - Basic                                $   0.66           $   0.77           $   1.74         $   2.86
      FFO per share - Diluted                              $   0.65           $   0.77           $   1.74         $   2.86


Adjusted Funds from Operations (AFFO)                      $ 18,683           $    (33)          $ 35,602         $  9,036
      AFFO per share - Basic                               $   0.45           $  (0.00)          $   1.35         $   1.33
      AFFO per share - Diluted                             $   0.45           $  (0.00)          $   1.35         $   1.33


EBITDA                                                     $ 45,845           $ 40,219           $136,984         $126,139
      EBITDA per share - Basic                             $   1.11           $   5.90           $   5.18         $  18.50
      EBITDA per share - Diluted                           $   1.10           $   5.90           $   5.18         $  18.50


Net Income (Loss) Attributable to Common Shareholders      $ 11,661           $ (9,950)          $ (9,255)        $ (24,016)
      Basic                                                $   0.28           $  (1.46)          $  (0.34)        $   (3.52)
      Diluted                                              $   0.28           $  (1.46)          $  (0.34)        $   (3.52)


Dividends Paid per Share and Unit                          $   0.52           $   1.77           $   2.42         $    5.30
      Payout ratio of diluted FFO per share                     80%                75%               106%               69%
      Payout ratio of diluted AFFO per share                   117%               112%               128%               87%

Other Income/Expense Items:
      Total income, including discontinued operations      $ 70,251           $ 61,426           $206,201         $ 190,598
      Straight line rent                                   $  1,442           $  1,026           $  2,884         $   3,038
      Lease termination fees                               $    357           $     14           $    831         $   1,092
      Amortization of stock compensation                   $  1,219           $    366           $  6,374         $   1,097
      Capitalized interest                                 $    (53)          $    (75)          $   (151)        $     (75)

                           CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS OF DOLLARS)

                                                                               September 30, 2002      December 31, 2001
                                                                               ------------------      -----------------
                                                                                  (unaudited)
                                             ASSETS
Real estate investments, net                                                           $1,953,098              $1,845,168
Cash and cash equivalents                                                                   9,107                   6,146
Accounts receivable, net of allowance for doubtful accounts of
       $6,807 in 2002 and $7,473 in 2001                                                   23,375                  23,639
Prepaids and other assets                                                                  13,140                  13,628
Deferred financing and leasing costs                                                       15,399                  18,684
                                                                                       ----------              ----------
                       TOTAL ASSETS                                                    $2,014,119              $1,907,265
                                                                                       ==========              ==========

                    LIABILITIES, REDEEMABLE EQUITY AND SHAREHOLDERS' EQUITY
Liabilities:
       Mortgage loans payable                                                          $  540,489              $  492,289
       Unsecured notes payable                                                            201,490                 201,490
       Line of credit facility                                                            205,000                 343,000
       Subordinated debt                                                                        -                 100,000
       Accrued expenses and other liabilities                                              70,027                  69,931
       Accrued distributions                                                               21,968                  12,041
                                                                                       ----------              ----------
                       Total liabilities                                                1,038,974               1,218,75
                                                                                       ----------              ----------
Series B Preferred Units                                                                   50,000                  50,000
Series C Preferred Units                                                                   25,000                  25,000
Exchangeable limited partnership units                                                      8,200                     527
Other minority interests                                                                    2,425                   2,425
                                                                                       ----------              ----------
                       Total minority interests                                            85,625                  77,952
                                                                                       ----------              ----------

Redeemable equity:
       Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
                par value, 3,743,315 shares issued and outstanding at December 31,
                2001; and common stock, $.001 par value, 1,256,685 shares issued
                and outstanding at December 31, 2001                                            -                 123,094
                                                                                       ----------              ----------

Shareholders' equity:
       Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
                par value; 0 and 25,000,000 shares authorized at September 30, 2002 and
                December 31, 2001, respectively; 0 and 16,598,452 shares issued and
                outstanding at September 30, 2002 and December 31, 2001 respectively            -                      16
       Common stock, $.001 par value; 200,000,000 and 70,000,000 shares authorized at September 30, 2002 and December 31, 2001, respectively;
                41,504,208 and 5,561,635 shares issued and outstanding at
                September 30, 2002 and December 31, 2001, respectively                         41                       6
       Additional paid-in capital                                                       1,003,559                 551,623
       Cumulative distributions in excess of net income                                  (114,080)                (55,435)
       Accumulated other comprehensive loss                                                     -                  (8,742)
                                                                                       ----------              ----------
                       Total shareholders' equity                                         889,520                 487,468
                                                                                       ----------              ----------
                       Total liabilities, redeemable equity and shareholders' equity   $2,014,119              $1,907,265
                                                                                       ==========              ==========

                        CONSOLIDATED STATEMENTS OF INCOME
         (unaudited and in thousands of dollars, except per-share data)

                                                                         Three Months Ended          Nine Months Ended
                                                                            September 30,              September 30,
                                                                         ------------------       ---------------------
                                                                          2002        2001         2002           2001
                                                                          ----        ----         ----           ----
Income:
  Rentals                                                               $  54,273    $  46,970    $ 155,084    $ 145,645
  Percentage rent                                                             749          746        4,431        3,501
  Recoveries from tenants                                                  15,145       13,573       46,420       41,000
  Interest and other                                                           24           68           64          261
                                                                        ---------    ---------    ---------    ---------
    Total Income                                                           70,191       61,357      205,999      190,407
                                                                        ---------    ---------    ---------    ---------
Expenses:
  Property operating expenses                                               9,409        9,152       28,878       27,892
  Real estate taxes                                                        10,191        9,227       29,586       28,068
  Depreciation and amortization                                            17,617       15,773       52,135       46,583
  Interest                                                                 16,963       22,381       55,717       66,335
  Interest - related party                                                   --           --           --          2,027
  General and administrative                                                4,551        3,038       18,201        9,119
                                                                        ---------    ---------    ---------    ---------
    Total expenses                                                         58,731       59,571      184,517      180,024
                                                                        ---------    ---------    ---------    ---------
    Income before net gains (losses)                                       11,460        1,786       21,482       10,383
Net gains on sales of real estate investments                               1,934          504        3,308        2,847
Net derivative gains (losses)                                                --            409       (7,766)         840
                                                                        ---------    ---------    ---------    ---------
  Income before allocation to minority interests                           13,394        2,699       17,024       14,070
Income allocated to exchangeable limited partnership units                   (129)        --           (129)        --
Income allocated to Series B & C Preferred Units                           (1,664)      (1,664)      (4,992)      (4,992)
                                                                        ---------    ---------    ---------    ---------
  Income before discontinued operations and extraordinary item             11,601        1,035       11,903        9,078
Operating income from discontinued operations                                  60           69          202          191
                                                                        ---------    ---------    ---------    ---------
  Income before extraordinary item                                         11,661        1,104       12,105        9,269
Extraordinary loss on prepayment of debt, net of minority interest           --           --         (6,730)        --
                                                                        ---------    ---------    ---------    ---------
  Net income                                                               11,661        1,104        5,375        9,269
Preferred stock distributions                                                --        (10,806)     (14,302)     (32,539)
Accretion of redeemable equity                                               --           (248)        (328)        (746)
                                                                        ---------    ---------    ---------    ---------
  Net income (loss) attributable to common shareholders                 $  11,661       (9,950)      (9,255)     (24,016)
                                                                        =========    =========    =========    =========
Basic per share data:
  Income (loss) before discontinued operations and extraordinary item   $    0.28        (1.47)       (0.10)       (3.55)
  Income from discontinued operations                                        --           0.01         0.01         0.03
  Extraordinary loss on prepayment of debt, net of minority interest         --           --          (0.25)        --
                                                                        ---------    ---------    ---------    ---------

  Income (loss) attributable to common shareholders                     $    0.28        (1.46)       (0.34)       (3.52)
                                                                        =========    =========    =========    =========

Diluted per share data:
  Income (loss) before discontinued operations and extraordinary item   $    0.28        (1.47)       (0.10)       (3.55)
  Income from discontinued operations                                        --           0.01         0.01         0.03
  Extraordinary loss on prepayment of debt, net of minority interest         --           --          (0.25)        --
                                                                        ---------    ---------    ---------    ---------

  Income (loss) attributable to common shareholders                     $    0.28        (1.46)       (0.34)       (3.52)
                                                                        =========    =========    =========    =========

                             FUNDS FROM OPERATIONS
         (UNAUDITED AND IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)

                                                          Three Months Ended       Nine Months Ended
                                                            September 30,            September 30,
                                                          ------------------      ------------------
                                                           2002        2001        2002        2001
                                                           ----        ----        ----        ----
FUNDS FROM OPERATIONS:

Net income                                                $ 11,661    $  1,104    $  5,375    $  9,269
  Add (deduct):
    Depreciation and amortization (real-estate related)     17,494      15,680      51,783      46,360
    Net gains on sales of real estate investments
      and equipment                                         (1,934)       (504)     (3,308)     (2,847)
    Extraordinary loss on debt prepayment                     --          --         6,730        --
    Preferred stock dividends                                 --       (10,806)    (14,302)    (32,539)
    Accretion of redeemable equity                            --          (248)       (328)       (746)
                                                          --------    --------    --------    --------
Funds from Operations  (FFO)                              $ 27,221    $  5,226    $ 45,950    $ 19,497
                                                          ========    ========    ========    ========

ADJUSTED FUNDS FROM OPERATIONS:

Funds from Operations                                     $ 27,221    $  5,226    $ 45,950    $ 19,497

Add  (deduct):
  Straight line rent                                        (1,442)     (1,026)     (2,884)     (3,038)
  Maintenance capital expenditures                          (3,036)     (1,153)     (4,338)     (1,965)
  Tenant improvement and leasing commissions                (5,691)     (4,645)    (11,782)    (10,010)
  Capitalized interest                                         (53)        (75)       (151)        (75)
  Amortization of financing costs                              465       1,274       2,433       3,530
  Amortization of stock based compensation                   1,219         366       6,374       1,097
                                                          --------    --------    --------    --------

Adjusted Funds from Operations (AFFO)                     $ 18,683    $    (33)   $ 35,602    $  9,036
                                                          ========    ========    ========    ========

                          DILUTED FUNDS FROM OPERATIONS

                                                              Three Months Ended   Nine Months Ended
                                                                 September 30,       September 30,
                                                              ------------------   -----------------
                                                                2002      2001      2002      2001
                                                                ----      ----      ----      ----
FFO                                                            $27,221   $ 5,226   $45,950   $19,497

Add:
  Income allocated to exchangeable limited partnership units       129      --         129      --
                                                               -------   -------   -------   -------
Diluted FFO                                                    $27,350   $ 5,226   $46,079   $19,497
                                                               =======   =======   =======   =======

                       WEIGHTED AVERAGE SHARES OUTSTANDING

                                                            Three Months Ended         Nine Months Ended
                                                               September 30,             September 30,
                                                          ---------------------     ----------------------
                                                            2002          2001        2002          2001
                                                            ----          ----        ----          ----
Weighted average common shares outstanding                41,465,458    6,818,320   26,467,299    6,818,320

Effect of dilutive stock options and warrants                   --           --           --           --
Effect of dilutive stock-based compensation                   17,403         --           --           --
Weighted average exchangeable limited partnership units      340,270         --           --           --
                                                          ----------   ----------   ----------   ----------

  Total Weighted averages shares outstanding - Diluted    41,823,131    6,818,320   26,467,299    6,818,320
                                                          ==========   ==========   ==========   ==========

                                     EBITDA
                     (UNAUDITED AND IN THOUSANDS OF DOLLARS)

                                                                  Three Months Ended          Nine Months Ended
                                                                     September 30,             September 30,
                                                                  ------------------        --------------------
                                                                   2002         2001         2002         2001
                                                                   ----         ----         ----         ----
EBITDA:

Net income                                                       $  11,661    $   1,104    $   5,375    $   9,269
  Add (deduct):
    Net gains on sales of real estate investments
      and equipment                                                 (1,934)        (504)      (3,308)      (2,847)
    Net derivative losses (gains)                                     --           (409)       7,766         (840)
    Income allocated to exchangeable limited partnership units         129         --            129         --
    Income allocated to Series B & C Preferred Units                 1,664        1,664        4,992        4,992
    Accelerated and non-recurring stock compensation                  --           --          7,425         --
    Extraordinary loss on debt prepayment                             --           --          6,730         --
    Depreciation and amortization                                   17,617       15,773       52,135       46,583
    Interest                                                        16,963       22,381       55,717       66,335
    Interest - related party                                          --           --           --          2,027
    Taxes                                                             (255)         210           23          620
                                                                 ---------    ---------    ---------    ---------
EBITDA                                                           $  45,845    $  40,219    $ 136,984    $ 126,139
                                                                 =========    =========    =========    =========

                                 SELECTED RATIOS

                                                               THREE MONTHS ENDED     NINE MONTHS ENDED
                                                               SEPTEMBER 30, 2002     SEPTEMBER 30, 2002
                                                               ------------------     ------------------
COVERAGE RATIOS (1)
  Fixed Charge Coverage Ratio                                          2.40                 1.81
    EBITDA /(Interest+Principal+ Preferred Dividends)
  Interest Coverage Ratio (including capitalized interest)             2.70                 2.46
    EBITDA /Interest

OPERATING RATIOS
  General and administrative expense as % of total revenue             6.5%                 8.8%
  Net operating income margin                                           72%                  72%
  Property operating expense recovery ratio                             77%                  79%

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                                CAPITAL STRUCTURE


                                      DEBT
                            (IN THOUSANDS OF DOLLARS)

                                     AGGREGATE PRINCIPAL
                                     SEPTEMBER 30, 2002
                                     -------------------
Mortgage loans payable                   $540,489
Unsecured notes payable                   201,490
Line of credit facility                   205,000
                                         --------
Total Debt                               $946,979
                                         ========

                                     EQUITY
                (IN THOUSANDS OF DOLLARS, EXCEPT SHARES & UNITS)

                                            SHARES & UNITS
                                            OUTSTANDING AT        $ VALUE
                                                9/30/02        EQUIVALENT (1)
                                            --------------     --------------
Common Stock                                 41,504,208         $ 1,035,945
Operating Partnership Units                     340,270               8,493
Preferred Operating Partnership Units         3,000,000              75,000
                                                                -----------
                                                                $ 1,119,438
                                                                ===========

Total Market Capitalization                                     $ 2,066,417
                                                                ===========

Total Debt to Total Market Capitalization                             45.83%
                                                                ===========

(1) Value based on stock price of $24.96 per share as of the market close on September 30, 2002.

                                  DEBT ANALYSIS


                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                            (IN THOUSANDS OF DOLLARS)

YEAR          2002 (1)        2003            2004            2005            2006         THEREAFTER       TOTAL
----          --------        ----            ----            ----            ----         ----------       -----
Amount       $8,932         $12,001         $125,206        $248,156        $19,190         $533,494      $946,979

(1)    Represents the period from October 1, 2002 through December 31, 2002.


                  UNSECURED LINE OF CREDIT - DUE APRIL 29, 2005
                            (IN THOUSANDS OF DOLLARS)

     TOTAL                        OUTSTANDING                     LETTERS OF                     REMAINING
    FACILITY                       AT 9/30/02                       CREDIT                       CAPACITY
    --------                      -----------                     ----------                     ---------
    $350,000                       $205,000                         $  --                        $145,000


                       UNSECURED AND SECURED DEBT ANALYSIS
                            (IN THOUSANDS OF DOLLARS)

                                                 WEIGHTED     WEIGHTED
                                                 AVERAGE      AVERAGE
                     AMOUNT         % OF DEBT      RATE       MATURITY
                     ------         ---------    --------    ----------
Unsecured Debt      $406,490          42.92%      4.97%      3.1 years
Secured Debt        $540,489          57.08%      7.97%      7.8 years
                    --------         ------       ----       ---------
Total Debt          $946,979         100.00%      6.68%      5.7 years
                    ========         ======       ====       =========


                      FLOATING AND FIXED RATE DEBT ANALYSIS
                            (IN THOUSANDS OF DOLLARS)

                                                 WEIGHTED     WEIGHTED
                                                 AVERAGE      AVERAGE
                     AMOUNT         % OF DEBT      RATE       MATURITY
                     ------         ---------    --------    ----------
Floating Rate Debt   $205,000         21.65%     2.86%       2.6 years
Fixed Rate Debt      $741,979         78.35%     7.73%       6.6 years
                     --------        -------     ----        ---------
Total Debt           $946,979        100.00%     6.68%       5.7 years
                     ========        =======     ====        =========

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                            (IN THOUSANDS OF DOLLARS)

PROPERTY                                               2002 (1)     2003       2004       2005      2006     THEREAFTER      TOTAL
                                                       --------   --------   --------   --------  --------   ----------  ----------
MORTGAGE LOANS PAYABLE:

Moorland Square                                        $  3,161   $   --     $   --     $   --     $   --     $   --     $  3,161
Kimberly West                                             3,539       --         --         --         --         --        3,539
Martin's Bittersweet Plaza                                   43      2,975       --         --         --         --        3,018
Miracle Hills Park                                           18         78      3,594       --         --         --        3,690
The Commons of Chancellor Park                               88        371     12,374       --         --         --       12,833
Franklin Square                                              94        399        436     13,583       --         --       14,512
Williamson Square                                            77        311        337     10,830       --         --       11,555
Riverchase Village Shopping Center                           69        287        309      9,764       --         --       10,429
Spring Mall                                                  24        100        109        120      8,021       --        8,374
Southport Centre                                           --         --         --           76        160      9,764     10,000
Innes Street Market                                          72        302        326        352        380     12,098     13,530
Southgate Shopping Center                                    23         93        101        110        119      2,165      2,611
Salem Consumer Square                                        94        386        427        473        522      9,292     11,194
St. Francis Plaza                                            39        162        176        191        207        468      1,243
Grand Traverse Crossing - Wal-Mart                           34        142        154        166        180      4,813      5,489
8 shopping centers, cross collaterialized                   348      1,459      1,577      1,705      1,843     76,279     83,211
545 Boylston Street and William J. McCarthy Building        132        556        603        655        711     33,417     36,074
29 shopping centers, cross collateralized                   525      2,153      2,276      2,520      2,730    230,214    240,418
Bedford Grove                                                76        322        349        377        408      3,370      4,902
Grand Traverse Crossing                                      48        200        215        232        249     13,042     13,986
Salmon Run Plaza                                             63        267        292        319        349      3,990      5,280
Elk Park Center                                              60        255        275        298        322      7,626      8,836
Berkshire Crossing                                          147        525        564        612        661     10,840     13,349(2)
Montgomery Towne Center                                      77        322        350        382        416      6,246      7,793
Bedford Grove - Wal-Mart                                     32        131        141        152        164      3,750      4,370
Berkshire Crossing - Home Depot/Wal-Mart                     49        205        221        239        258      6,120      7,092
                                                       --------   --------   --------   --------   --------   --------   --------

Total Mortgage Loans Payable                              8,932     12,001     25,206     43,156     17,700    433,494    540,489
                                                       --------   --------   --------   --------   --------   --------   --------

Unsecured notes payable                                    --         --      100,000       --        1,490    100,000    201,490
Line of credit facility                                    --         --         --      205,000       --         --      205,000
                                                       --------   --------   --------   --------   --------   --------   --------

  Total indebtedness                                   $  8,932   $ 12,001   $125,206   $248,156   $ 19,190   $533,494   $946,979
                                                       ========   ========   ========   ========   ========   ========   ========

(1)    Represents the period from October 1, 2002 through December 31, 2002.

(2) On October 2, 2002, the Company refinanced this loan in the principal amount of $15.75 million. The Company has the option to pay a fixed or variable rate of interest.

                        SUMMARY OF MORTGAGE LOANS PAYABLE
                            (IN THOUSANDS OF DOLLARS)

                                                                                                                       BALANCE
                                                                                                                    OUTSTANDING AT
                                                                                          INTEREST                   SEPTEMBER 30,
   PROPERTY                                    LENDER                                       RATE      MATURITY          2002
   --------                                    ------                                    ---------   ----------    --------------
Moorland Square                                GMAC Commercial Mortgage                      8.99%      Nov-02       $   3,161
Kimberly West                                  American Express Financial                    7.88%      Jan-03           3,539
Martin's Bittersweet Plaza                     Nationwide Life Insurance                     8.88%      Jun-03           3,018
Miracle Hills Park                             Lutheran Brotherhood                          8.28%      Aug-04           3,690
The Commons of Chancellor Park                 Principal Mutual Life Insurance               8.48%      Nov-04          12,833
Franklin Square                                Principal Mutual Life Insurance               9.00%      Jun-05          14,512
Williamson Square                              GMAC Commercial Mortgage                      8.00%      Aug-05          11,555
Riverchase Village Shopping Center             Allstate Life Insurance                       7.62%      Sep-05          10,429
Spring Mall                                    Wells Fargo                                   9.39%      Oct-06           8,374
Southport Centre                               Lutheran Brotherhood                          6.94%      Jul-07          10,000
Innes Street Market                            Metropolitan Life Insurance Company           7.63%      Oct-07          13,530
Southgate Shopping Center                      American Express Financial                    8.38%      Oct-07           2,611
Salem Consumer Square                          Great West Life Insurance                    10.13%      Sep-08          11,194
St. Francis Plaza                              American United Life Insurance                8.13%      Dec-08           1,243
Grand Traverse Crossing - Wal-Mart             Principal Mutual Life Insurance               7.75%      Oct-09           5,489
8 shopping centers, cross collateralized       Metropolitan Life Insurance Company           7.83%      Dec-09          83,211
545 Boylston Street
  and William J. McCarthy Building             American General                              8.26%      Oct-10          36,074
29 shopping centers, cross collateralized      Prudential Mortgage Capital Corporation       7.88%      Oct-10         240,418
Bedford Grove                                  Sun America Life Insurance                    7.86%      Mar-12           4,902
Berkshire Crossing                             M&T Bank                                      7.60%      Oct-12          13,349(1)
Grand Traverse Crossing                        First Union Bank                              7.42%      Jan-13          13,986
Salmon Run Plaza                               Nationwide Life Insurance                     8.95%      Sep-13           5,280
Elk Park Center                                American Express Financial                    7.64%      Aug-16           8,836
Montgomery Towne Center                        Security Life of Denver Insurance Company     8.50%      Mar-19           7,793
Bedford Grove - Wal-Mart                       National Life Insurance Company               7.63%      Nov-19           4,370
Berkshire Crossing - Home Depot/Wal-Mart       Bankers Life & Casualty Insurance Company     7.63%      Mar-20           7,092
                                                                                           ------                    ---------
Total/Weighted average                                                                       7.97%                   $ 540,489
                                                                                           ======                    =========

(1) On October 2, 2002, the Company refinanced this loan in the principal amount of $15.75 million. The Company has the option to pay a fixed or variable rate of interest.

                                OTHER SECURITIES

SECURITY ISSUED:       SERIES B CUMULATIVE REDEEMABLE UNITS OF BRADLEY OP (1)
                       PERPETUAL PREFERRED

   Value at 9/30/02             -    $50,000,000
   Units Outstanding            -    2,000,000
   Conversion                   -    Convertible into Heritage Preferred Stock
                                     1:1 in 2009
   Dividend                     -    8.875%

SECURITY ISSUED:       SERIES C CUMULATIVE REDEEMABLE UNITS OF BRADLEY OP (1)
                       PERPETUAL PREFERRED

   Value at 9/30/02             -    $25,000,000
   Units Outstanding            -    1,000,000
   Conversion                   -    Convertible into Heritage Preferred Stock
                                     1:1 in 2009
   Dividend                     -    8.875%

SECURITY ISSUED:       BRADLEY OP EXCHANGEABLE LIMITED PARTNERSHIP UNITS


   Value at 9/30/02             -    $8,200,000
   Units Outstanding            -    340,270 OP Units
   Conversion                   -    Convertible into Heritage Common Stock 1:1
   Dividend                     -    Equal to Current Common Dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 103 properties at September 30, 2002.

                 PORTFOLIO OVERVIEW SUMMARY - SEPTEMBER 30, 2002

Number of shopping centers                                                149
Number of office buildings                                                  4
Number of single tenant properties                                         10
                                                                   ----------
  Total real estate owned                                                 163
                                                                   ==========

Company owned shopping center GLA                                  25,432,663
Company owned office building net rentable square feet                281,208
Company owned single tenant square footage                             25,800
                                                                   ----------
  Total                                                            25,739,671
                                                                   ==========

% Leased - Total Portfolio                                               93.1%

Average square foot size of shopping centers - Company owned GLA      171,000
Average square foot size of shopping centers - Total GLA              199,000

Average number of shopping center anchor tenants                          2.7

% Grocer-anchored - shopping centers                                       78%

% of NOI - grocer-anchored shopping centers                                75%

                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

                    GEOGRAPHIC DISTRIBUTION - TOTAL PORTFOLIO

                      NUMBER OF        TOTAL         % OF     ANNUALIZED        % OF
GEOGRAPHIC AREA      PROPERTIES      OWNED GLA       TOTAL    BASED RENT        TOTAL
---------------      ----------      ---------       -----    ----------        -----
EAST:
  North Carolina             11      2,931,761       11.39%  $ 25,457,054       11.77%
  New York                   16      1,223,380        4.75%  $ 17,562,766        8.12%
  Massachusetts               6      1,102,202        4.28%  $ 15,666,851        7.24%
  Florida                    15      1,062,099        4.13%  $  7,920,434        3.66%
  Tennessee                   3        887,826        3.45%  $  6,102,729        2.82%
  New Hampshire               4        811,234        3.15%  $  6,180,426        2.86%
  New Jersey                  2        530,582        2.06%  $  6,016,642        2.78%
  Pennsylvania                2        426,661        1.66%  $  2,071,203        0.96%
  Alabama                     2        354,872        1.38%  $  3,708,148        1.71%
  Maine                       1        254,378        0.99%  $  1,478,535        0.68%
  Vermont                     1        224,514        0.87%  $  1,822,048        0.84%
  Georgia                     1        141,072        0.55%  $    655,883        0.30%
  Connecticut                 1        125,730        0.49%  $  1,169,029        0.54%
                   ------------   ------------      ------   ------------      ------
    Subtotal                 65     10,076,311       39.15%  $ 95,811,748       44.31%
                   ------------   ------------      ------   ------------      ------

MIDWEST:
  Illinois                   17      3,264,993       12.68%  $ 28,943,989       13.38%
  Minnesota                  17      2,614,102       10.16%  $ 24,113,006       11.15%
  Indiana                    11      2,318,022        9.01%  $ 13,837,085        6.40%
  Missouri                    8      1,392,893        5.41%  $ 10,211,415        4.72%
  Wisconsin                  11      1,318,294        5.12%  $  9,379,433        4.34%
  Kansas                      6        932,186        3.62%  $  5,433,489        2.51%
  Michigan                    4        920,283        3.58%  $  7,572,191        3.50%
  Iowa                        7        726,552        2.82%  $  4,340,839        2.01%
  Ohio                        3        669,712        2.60%  $  5,052,444        2.34%
  Kentucky                    5        652,339        2.53%  $  4,992,857        2.31%
  Nebraska                    7        622,658        2.42%  $  4,749,304        2.20%
  South Dakota                1        195,526        0.76%  $  1,452,675        0.67%
  New Mexico                  1         35,800        0.14%  $    363,732        0.17%
                   ------------   ------------      ------   ------------      ------
    Subtotal                 98     15,663,360       60.85%  $120,442,459       55.69%
                   ------------   ------------      ------   ------------      ------

TOTAL                       163     25,739,671      100.00%  $216,254,207      100.00%
                   ============   ============      ======   ============      ======

                       TOP TENANTS BY ANNUALIZED BASE RENT

                                                                            TENANT        % OF TOTAL
                                                                GLA AS A   ANNUALIZED     ANNUALIZED
                TENANT                 # OF STORES  TOTAL GLA  % OF TOTAL  BASE RENT(1)   BASE RENT(2)     TYPE OF BUSINESS
                ------                 -----------  ---------  ----------  ------------   -----------      ----------------
 1           TJX Companies (3)               41     1,230,949      4.78%   $ 11,062,615     5.12%        Off Price/Soft Goods
 2              Kroger (4)                   13       695,687      2.70%      4,974,272     2.30%               Grocer
 3         Fleming Companies (5)             13       692,996      2.69%      4,964,286     2.30%               Grocer
 4             Supervalu (6)                  9       606,981      2.36%      4,143,138     1.92%               Grocer
 5               Wal-Mart                     8       834,962      3.24%      3,728,101     1.72%              Discount
 6              Home Depot                    4       459,073      1.78%      3,088,883     1.43%          Home Improvement
 7                K-Mart                      7       641,130      2.49%      2,889,583     1.34%              Discount
 8          Barnes & Noble (7)               16       177,126      0.69%      2,863,012     1.32%                Books
 9         Charming Shoppes (8)              35       300,605      1.17%      2,746,746     1.27%           Discount/Apparel
10               Staples                     10       254,018      0.99%      2,607,231     1.21%           Office Products
11               Hy-Vee                       9       513,999      2.00%      2,600,474     1.20%                Grocer
12              Walgreens                    17       217,931      0.85%      2,473,002     1.14%              Drug Store
13              Hallmark                     40       204,154      0.79%      2,347,591     1.09%              Cards/Gifts
14           Albertson's (9)                  7       319,122      1.24%      2,327,798     1.08%                Grocer
15              OfficeMax                    10       257,270      1.00%      2,236,785     1.03%            Office Products
16            Circuit City                    6       181,149      0.70%      2,171,595     1.00%              Electronics
17  Associated Wholesale Grocers (10)         6       401,848      1.56%      2,155,382     1.00%                Grocer
18           Linens N Things                  6       179,705      0.70%      2,136,587     0.99%               Soft Goods
19             Blockbuster                   21       130,446      0.51%      2,027,579     0.94%          Video Sales/Rentals
20           Hollywood Video                 18       113,286      0.44%      1,743,498     0.81%          Video Sales/Rentals

1 We calculate annualized base rent for all leases in place in which tenants are in occupancy at September 30, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

2 Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $216,254,207.

3 TJX Companies include: TJ Maxx (19), Marshalls (15), A.J. Wright (5) and Homegoods (2).

4      The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and
       Dillons (1).

5 Fleming Companies Inc. include: Rainbow Foods (5), and the following sub-operators: Sentry Foods (2), Super Saver (2), Festival Foods (2) and Russ' IGA (2).

6 Supervalu Inc. includes: Cub Foods (7), Shop n' Save (1) and Ray's Supermarket (1).

7 Barnes & Noble includes: Barnes & Noble (6), Funcoland (7), Gamestop (2) and B Dalton (1).

8 Charming Shoppes includes: Fashion Bug (31), Lane Bryant (2) and Catherine's (2).

9 Albertson's includes: Albertson's (1), Jewel/Osco (3), Osco Drug (2) and Acme Markets (1).

10     Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less
       (1).

            ANCHOR LEASE EXPIRATION ROLL OUT - SEPTEMBER 30, 2002 (1)

       LEASE             NUMBER OF        EXPIRING         % OF TOTAL                                      EXPIRING
     EXPIRATION          EXPIRING          SQUARE           SQ. FT.         EXPIRING         % OF TOTAL    BASE RENT /
        YEAR              LEASES            FEET            EXPIRING      BASE RENT(2)       BASE RENT     SQ. FT.(3)
        ----              ------            ----            --------      ------------       ---------     ----------
  2002 (remaining)           3             115,155            0.7%        $    310,944         0.3%          $2.70
        2003                17             569,327            3.7%           4,062,679         3.7%          $7.14
        2004                37           1,314,028            8.6%           8,084,424         7.4%          $6.15
        2005                27             774,523            5.0%           4,761,328         4.4%          $6.15
        2006                31           1,305,187            8.5%           6,880,480         6.3%          $5.27
        2007                31           1,110,210            7.2%           6,984,592         6.4%          $6.29
        2008                29           1,165,352            7.6%           7,611,765         7.0%          $6.53
        2009                27           1,024,197            6.7%           8,330,516         7.6%          $8.13
        2010                23             876,231            5.7%           7,425,258         6.8%          $8.47
        2011                25           1,067,984            7.0%           9,059,128         8.3%          $8.48
2012 and Thereafter        118           6,033,432           39.3%          45,407,069        41.7%          $7.53
                           ---          ----------          -----         ------------       -----          -----

TOTALS                     368          15,355,626          100.0%        $108,918,183       100.0%         $7.09

1 We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

2 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

3      Represents Expiring Base Rent divided by Expiring Square Feet.

            NON-ANCHOR LEASE EXPIRATION ROLL OUT - SEPTEMBER 30, 2002

       LEASE             NUMBER OF        EXPIRING         % OF TOTAL                                      EXPIRING
     EXPIRATION          EXPIRING          SQUARE           SQ. FT.         EXPIRING         % OF TOTAL    BASE RENT /
        YEAR              LEASES            FEET            EXPIRING      BASE RENT(2)       BASE RENT     SQ. FT.(3)
        ----              ------            ----            --------      ------------       ---------     ----------
  2002 (remaining)           205          510,055                5.93%    $  5,173,893          4.50%        $10.14
        2003                 485        1,272,464               14.78%      16,592,484         14.43%        $13.04
        2004                 472        1,280,921               14.88%      17,155,131         14.92%        $13.39
        2005                 483        1,574,804               18.29%      21,505,148         18.70%        $13.66
        2006                 322        1,133,160               13.16%      15,934,637         13.86%        $14.06
        2007                 259          985,827               11.45%      12,306,947         10.70%        $12.48
        2008                 106          496,922                5.77%       6,527,086          5.68%        $13.14
        2009                  65          306,189                3.56%       4,780,759          4.16%        $15.61
        2010                  60          250,427                2.91%       3,892,222          3.38%        $15.54
        2011                  60          264,644                3.07%       3,653,431          3.18%        $13.81
2012 and Thereafter          110          532,542                6.19%       7,471,433          6.50%        $14.03
                           -----        ---------              ------     ------------        ------         ------

TOTALS                     2,627        8,607,955              100.00%    $114,993,171        100.00%        $13.36

1 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2      Represents Expiring Base Rent divided by Expiring Square Feet.

              TOTAL LEASE EXPIRATION ROLL OUT - SEPTEMBER 30, 2002

       LEASE             NUMBER OF        EXPIRING         % OF TOTAL                                      EXPIRING
     EXPIRATION          EXPIRING          SQUARE           SQ. FT.         EXPIRING         % OF TOTAL    BASE RENT /
        YEAR              LEASES            FEET            EXPIRING      BASE RENT(2)       BASE RENT     SQ. FT.(3)
        ----              ------            ----            --------      ------------       ---------     ----------
  2002 (remaining)          208             625,210            2.6%       $  5,484,837           2.4%         $8.77
        2003                502           1,841,791            7.7%         20,655,163           9.2%        $11.21
        2004                509           2,594,949           10.8%         25,239,555          11.3%         $9.73
        2005                510           2,349,327            9.8%         26,266,476          11.7%        $11.18
        2006                353           2,438,347           10.2%         22,815,117          10.2%         $9.36
        2007                290           2,096,037            8.7%         19,291,539           8.6%         $9.20
        2008                135           1,662,274            6.9%         14,138,851           6.3%         $8.51
        2009                92            1,330,386            5.6%         13,111,275           5.9%         $9.86
        2010                83            1,126,658            4.7%         11,317,480           5.1%        $10.05
        2011                85            1,332,628            5.6%         12,712,559           5.7%         $9.54
2012 and Thereafter         228           6,565,974           27.4%         52,878,502          23.6%         $8.05
                          -----          ----------          -----        ------------         -----          -----

TOTALS                    2,995          23,963,581          100.0%       $223,911,354         100.0%         $9.34

1 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2      Represents Expiring Base Rent divided by Expiring Square Feet.

                          HISTORICAL LEASING PRODUCTION

                                                                                                     YEAR ENDED DECEMBER 31,
                                                    THREE MONTHS ENDED   NINE MONTHS ENDED     ---------------------------------
                                                    SEPTEMBER 30, 2002   SEPTEMBER 30, 2002      2001        2000        1999
                                                    ------------------   ------------------    ---------   ---------   ---------
NEW LEASES
  Number of new leases signed                                 78                 206                 231         127          76
  GLA Leased (sq. ft. at end of period)                  298,458             877,301             849,453     484,814     482,215
  New Base Rent/sq. ft. (1)                               $11.04              $10.39              $10.44      $12.16      $12.22
  Expiring Base Rent/sq. ft. (2)                           $9.73               $9.54               $9.04      $10.39       $9.50
  Percentage Growth in Base Rent                            13.5%                8.9%               15.5%       17.0%       28.7%

RENEWALS
  Number of new leases signed                                128                 271                 337         150         118
  GLA Leased (sq. ft. at end of period)                  655,432           1,125,574           1,144,299     439,509     365,786
  New Base Rent/sq. ft.                                   $10.20              $10.82              $10.92      $14.63      $15.29
  Expiring Base Rent/sq. ft.                               $9.78              $10.20               $9.89      $12.92      $14.20
  Percentage Growth in Base Rent                             4.3%                6.1%               10.4%       13.3%       7.7%

TOTAL NEW LEASES AND RENEWALS
  Number of new leases signed                                206                 477                 568         277        194
  GLA Leased (sq. ft. at end of period)                  953,890           2,002,875           1,993,752     924,323    848,001
  New Base Rent/sq. ft.                                   $10.46              $10.63              $10.72      $13.34     $13.55
  Expiring Base Rent/sq. ft.                               $9.77               $9.91               $9.53      $11.59     $11.53
  Percentage Growth in Base Rent                             7.2%                7.3%               12.5%       15.1%      17.5%

1 New Base Rent represents the base rent payable for the first 12 months of the lease.

2 Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

3 Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

                        HISTORICAL CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                            (IN THOUSANDS OF DOLLARS)

                                                                                               YEAR ENDED DECEMBER 31,
                                     THREE MONTHS ENDED    NINE MONTHS ENDED    -------------------------------------------------
                                     SEPTEMBER 30, 2002    SEPTEMBER 30, 2002      2001               2000                1999
                                     ------------------    ------------------   -----------        -----------        -----------
Average number of square feet            25,742,000           24,888,000         23,308,000         13,303,000          7,639,000

Maintenance capital expenditures        $ 3,036,000          $ 4,338,000        $ 5,466,000        $ 4,089,000        $ 2,229,000

Per Square Foot                         $      0.12          $      0.17        $      0.23        $      0.31        $      0.29

Tenant improvements                     $ 3,659,000          $ 8,494,000        $12,615,000        $ 6,529,000        $ 3,855,000
Leasing commissions                     $ 2,032,000          $ 3,288,000        $ 2,030,000        $ 1,035,000        $   737,000
                                        -----------          -----------        -----------        -----------        -----------
  Total                                 $ 5,691,000          $11,782,000        $14,645,000        $ 7,564,000        $ 4,592,000
                                        ===========          ===========        ===========        ===========        ===========

  Per Square Foot                       $      0.22          $      0.47        $      0.63        $      0.57        $      0.60

                             SAME PROPERTY ANALYSIS
                            (IN THOUSANDS OF DOLLARS)

                                        THREE MONTHS ENDED                  NINE MONTHS ENDED
                                           SEPTEMBER 30,                       SEPTEMBER 30,
                                     -----------------------              -----------------------
                                     2002               2001              2002               2001
                                     ----               ----              ----               ----
Total income                      $  63,234             61,342          $ 192,366           188,010
Operating expenses                  (18,105)           (17,935)           (55,337)          (54,342)
                                  ---------          ---------          ---------         ---------
Net Operating Income              $  45,129          $  43,407          $ 137,029         $ 133,668
                                  =========          =========          =========         =========

Same Property NOI Increase              4.0%                                  2.5%

                                              YEAR         % LEASED
            PROPERTY NAME                    BUILT/          AS OF        COMPANY         TOTAL              ANCHOR
            AND LOCATION                  RENOVATED(1)      9/30/02    OWNED GLA(2)       GLA(3)              SF(4)
===================================================================================================================================
SHOPPING CENTERS:

              ALABAMA
              -------

      MONTGOMERY TOWNE CENTER                1996            99%          176,361          266,895             225,415

       RIVERCHASE VILLAGE SC                 1994            90%          178,511          187,711             128,225

            CONNECTICUT
            -----------

         TORRINGTON PLAZA                  1963/1994         90%          125,730          132,930             42,037

              FLORIDA
              -------

          BARTON COMMONS                     1989            83%          215,049          218,049             138,518

      NAPLES SHOPPING CENTER               1962/1997         100%         198,904          202,404             162,486

    PARK SHORE SHOPPING CENTER             1973/1993         99%          231,830          240,330             188,180

  SHOPPERS HAVEN SHOPPING CENTER           1959/1998         74%          207,049          207,049             88,404

   VENETIAN ISLE SHOPPING CENTER           1959/1992         97%          183,467          186,967             111,831

              GEORGIA
              -------

         SHENANDOAH PLAZA                    1987            98%          141,072          144,072             113,922

             ILLINOIS
             --------

        BARTONVILLE SQUARE                   1972            99%           61,678          61,678              41,824

        BUTTERFIELD SQUARE                   1997            100%         106,824          121,427             51,677

   THE COMMONS OF CHICAGO RIDGE            1992/1999         91%          324,080          324,080             233,405


            PROPERTY NAME                                                           ANNUALIZED         ANNUALIZED BASE
            AND LOCATION                        ANCHORS(5)                          BASE RENT(6)        RENT/SQ. FT.(7)
===================================================================================================================================
SHOPPING CENTERS:

              ALABAMA
              -------

      MONTGOMERY TOWNE CENTER              Winn Dixie Supermarket (Non-Owned)        $2,178,679            $12.35
                                           Bed, Bath & Beyond
                                           Circuit City
                                           Carmike Cinemas (Non-Owned)
                                           Just for Feet
                                           Barnes & Noble
                                           Office Max

       RIVERCHASE VILLAGE SC               Bruno's Supermarket                       $1,529,469            $8.57
                                           Best Buy
                                           Barnes & Noble

            CONNECTICUT
            -----------

         TORRINGTON PLAZA                  TJ Maxx                                   $1,169,029            $9.30
                                           Staples
              FLORIDA
              -------

          BARTON COMMONS                   K-Mart                                     $988,779             $4.60
                                           Bealls Dept. Store
                                           Bealls Outlet

      NAPLES SHOPPING CENTER               Publix Supermarket                        $1,930,107            $9.70
                                           Marshalls
                                           Linens N Things
                                           Office Depot
                                           Books A Million

    PARK SHORE SHOPPING CENTER             Fresh Market Supermarket                  $1,759,401            $7.59
                                           K-Mart
                                           Rhodes Furniture
                                           Homegoods
                                           Sound Advice

  SHOPPERS HAVEN SHOPPING CENTER           Winn Dixie Supermarket                    $1,382,308            $6.68
                                           Walgreens
                                           Bealls Outlet

   VENETIAN ISLE SHOPPING CENTER           Publix Supermarket                        $1,629,832            $8.88
                                           TJ Maxx
                                           Linens N Things
                                           PetsMart
              GEORGIA
              -------

         SHENANDOAH PLAZA                                                             $655,883             $4.65
                                           Ingles Market
                                           Wal-Mart
             ILLINOIS
             --------

        BARTONVILLE SQUARE                 Kroger Supermarket                         $280,477             $4.55

        BUTTERFIELD SQUARE                 Sunset Foods                              $1,423,419            $13.32

   THE COMMONS OF CHICAGO RIDGE            Home Depot                                $3,646,841            $11.25
                                           Office Depot
                                           Marshalls
                                           Pep Boys (Ground Lease)
                                           Old Navy
                                           Michaels


                                       25



                                          YEAR          % LEASED
         PROPERTY NAME                    BUILT/          AS OF        COMPANY          TOTAL              ANCHOR
         AND LOCATION                  RENOVATED(1)      9/30/02    OWNED GLA(2)       GLA(3)              SF(4)
===================================================================================================================================
   THE COMMONS OF CRYSTAL LAKE          1995/1998         99%         273,060           365,335             210,569

        CROSSROADS CENTRE               1975/1988         98%         242,470           247,970             129,468

    FAIRHILLS SHOPPING CENTER           1971/1989         78%         107,614           117,714             49,330

         HERITAGE SQUARE                  1992            100%        210,852           210,852             164,706

        HIGH POINT CENTRE                 1988            97%         240,032           240,032             141,068

         PARKWAY POINTE                   1996            100%         38,737           222,037             179,300

           RIVERCREST                   1992/1999         97%         488,680           847,635             711,859

        ROLLINS CROSSING                1995/1998         93%         150,576           344,696             283,704

     SANGAMON CENTER NORTH              1970/1996         98%         139,907           151,107             79,257

       SHERIDAN VILLAGE                 1954/1995         98%         303,896           303,896             177,409

        STERLING BAZAAR                   1992            84%          84,637           84,637              52,337

        TWIN OAKS CENTRE                  1991            88%          98,197           98,197              59,682


         PROPERTY NAME                                                                ANNUALIZED         ANNUALIZED BASE
         AND LOCATION                            ANCHORS(5)                          BASE RENT(6)        RENT/SQ. FT.(7)
===================================================================================================================================
   THE COMMONS OF CRYSTAL LAKE               Jewel Foods/Osco Drugs                    $3,096,032            $11.34
                                             Marshalls
                                             Toys R Us
                                             Hobby Lobby (Non-Owned)

        CROSSROADS CENTRE                    Malan Realty Investors, Inc./Hobby Lobby  $1,568,851            $6.47
                                             (Ground Lease)
                                             TJ Maxx

    FAIRHILLS SHOPPING CENTER                Jewel Foods/Osco Drugs                     $538,506             $5.00

         HERITAGE SQUARE                     Circuit City                              $2,610,640            $12.38
                                             Carson Furniture Gallery
                                             DSW Shoe Warehouse
                                             Rhodes Furniture

        HIGH POINT CENTRE                    Cub Foods                                 $2,286,557            $9.53
                                             Office Depot
                                             Babies R Us
                                             Big Lots

         PARKWAY POINTE                      Wal-Mart (Non-Owned)                        $473,031            $12.21
                                             Target (Non-Owned)
                                             Party Tree (Non-Owned)

           RIVERCREST                        Dominick's Supermarket                     $4,094,872           $8.38
                                             Best Buy
                                             PetsMart
                                             TJ Maxx
                                             Kimco Realty Corp./K-Mart
                                             Sears
                                             OfficeMax
                                             Hollywood Park
                                             Target (Non-Owned)
                                             Kohl's (Non-Owned)
                                             Menards (Non-Owned)
                                             Sony Theaters (Non-Owned)

        ROLLINS CROSSING                     Super K-Mart (Non-Owned)                    $922,669            $6.13

                                             Sears Paint & Hardware
                                             Regal Cinema
     SANGAMON CENTER NORTH                   Schnuck's Supermarket                      $1,133,513           $8.10

                                             U.S. Post Office
       SHERIDAN VILLAGE                      Bergner's Dept Store                       $2,349,663           $7.73

                                             Cohen's Furniture Co.
        STERLING BAZAAR                      Kroger Supermarket                          $691,320            $8.17

        TWIN OAKS CENTRE                     Hy-Vee Supermarket                          $611,443            $6.23


                                       26



                                                            YEAR       % LEASED
          PROPERTY NAME                    BUILT/          AS OF        COMPANY          TOTAL              ANCHOR
           AND LOCATION                  RENOVATED(1)      9/30/02    OWNED GLA(2)       GLA(3)              SF(4)
===================================================================================================================================
   WARDCLIFFE SHOPPING CENTER            1976/1977         100%            67,681         67,681              48,341

         WESTVIEW CENTER                   1992            97%            326,072         416,872             244,265

            INDIANA
            -------

        COUNTY LINE MALL                 1976/1991         52%            260,785         263,585             84,545

        DOUBLE TREE PLAZA                  1996            92%             98,342         110,342             45,000

   GERMANTOWN SHOPPING CENTER              1985            71%            230,600         239,000             114,905

          KING'S PLAZA                     1965            87%            102,788         104,888             60,200

          LINCOLN PLAZA                    1968            100%            95,814         95,814              39,104

   MARTIN'S BITTERSWEET PLAZA              1992            93%             78,245         81,255              61,079

    RIVERGATE SHOPPING CENTER              1982            94%            133,086         137,486             108,086

      SAGAMORE PARK CENTRE                 1982            87%            102,487         102,487             41,154

      SPEEDWAY SUPERCENTER               1960/1998         91%            567,014         567,014             237,399

           THE VILLAGE                     1950            79%            312,187         314,987             98,025

   WASHINGTON LAWNDALE COMMONS           1957/1993         70%            336,674         336,674             131,089


           PROPERTY NAME                                                     ANNUALIZED         ANNUALIZED BASE
            AND LOCATION                    ANCHORS(5)                      BASE RENT(6)        RENT/SQ. FT.(7)
===================================================================================================================================
    WARDCLIFFE SHOPPING CENTER         CVS                                    $368,005               $5.44
                                       Big Lots

          WESTVIEW CENTER              Cub Foods                             $2,848,150              $8.73
                                       Marshalls
                                       Mara Furniture
                                       Value City Dept. Store (Non-Owned)

             INDIANA
             -------

         COUNTY LINE MALL              Kroger Supermarket                    $1,017,456              $3.90
                                       OfficeMax

         DOUBLE TREE PLAZA             Amelia's Supermarket                   $598,367               $6.08

    GERMANTOWN SHOPPING CENTER         Beuhlers Supermarket                  $1,002,734              $4.35
                                       Elder Beerman Dept Store
                                       Peebles Dept Store

           KING'S PLAZA                Cub Foods                              $423,648               $4.12

           LINCOLN PLAZA               Kroger Supermarket                     $663,412               $6.92

    MARTIN'S BITTERSWEET PLAZA         Martin's Supermarket                   $531,624               $6.79
                                       Osco Drug

     RIVERGATE SHOPPING CENTER         Super Foods/Blue River Trading         $503,024               $3.78
                                       Wal-Mart

       SAGAMORE PARK CENTRE            Payless Supermarket                    $879,010               $8.58

       SPEEDWAY SUPERCENTER            Kroger Supermarket                    $4,688,057              $8.27
                                       AJ Wright
                                       Kohl's
                                       Sears
                                       Factory Card Outlet
                                       Old Navy

            THE VILLAGE                US Factory Outlet                     $1,788,397              $5.73
                                       AJ Wright
                                       Ind. Dept of Employment

    WASHINGTON LAWNDALE COMMONS        Stein Mart                            $1,741,356              $5.17
                                       Dunham's Sporting Goods
                                       Homelife Furniture (Sears)
                                       Jo-Ann Fabrics
                                       Books A Million


                                       27



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL              ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)              SF(4)
===================================================================================================================================
            IOWA
            ----

    BURLINGTON PLAZA WEST            1989             99%           88,118           92,118              52,468

   DAVENPORT RETAIL CENTER           1996             100%          62,588           229,588             214,433

        KIMBERLY WEST              1987/1997          96%          113,713           116,513             76,896

       PARKWOOD PLAZA                1992             89%          126,369           126,369             63,108

  SOUTHGATE SHOPPING CENTER        1972/1996          79%          155,399           155,399             95,380

       SPRING VILLAGE              1980/1991          85%           90,263           92,763              45,763

        WARREN PLAZA               1980/1993          96%           90,102           187,135             148,525

           KANSAS
           ------

       MID STATE PLAZA               1971             89%          286,601           292,906             180,288

       SANTA FE SQUARE               1987             97%          133,698           133,698             55,820

    SHAWNEE PARKWAY PLAZA          1979/1995          84%           92,213           92,213              59,128

        VILLAGE PLAZA                1975             100%          55,698           55,698              31,431

     WESTCHESTER SQUARE            1968/1998          88%          164,944           168,644             63,000

  WEST LOOP SHOPPING CENTER        1986/1998          86%          199,032           199,032             78,558

          KENTUCKY
          --------

   CAMELOT SHOPPING CENTER         1969/1997          80%          150,461           150,461             61,500

         DIXIE PLAZA                 1987             100%          48,021           82,804              59,383

        MIDTOWN MALL               1970/1994          92%          153,716           153,716             96,171

  PLAINVIEW VILLAGE CENTER           1977             93%          163,128           193,928             30,975

         STONY BROOK                 1988             100%         137,013           238,213             169,775



        PROPERTY NAME                                                                   ANNUALIZED          ANNUALIZED BASE
         AND LOCATION                    ANCHORS(5)                                    BASE RENT(6)        RENT/SQ. FT.(7)
===================================================================================================================================
            IOWA
            ----

    BURLINGTON PLAZA WEST           Festival Foods                                        $616,111             $6.99

   DAVENPORT RETAIL CENTER          Staples                                               $646,050             $10.32
                                    PetsMart
                                    Super Target (Non-Owned)

        KIMBERLY WEST               Hy-Vee Supermarket                                    $675,213             $5.94

       PARKWOOD PLAZA               Albertson's Supermarket                               $870,288             $6.89

  SOUTHGATE SHOPPING CENTER         Hy-Vee Supermarket                                    $466,087             $3.00
                                    Big Lots

       SPRING VILLAGE               Eagle Foods                                           $385,989             $4.28

        WARREN PLAZA                Hy-Vee Supermarket                                    $681,101             $7.56
                                    Target (Non-Owned)

           KANSAS
           ------

       MID STATE PLAZA              Food 4 Less                                           $858,956             $3.00
                                    Sutherlands Lumber
                                    Hobby Lobby
                                    Carroll's Books

       SANTA FE SQUARE              Hy-Vee Supermarket                                   $1,193,378            $8.93

    SHAWNEE PARKWAY PLAZA           Price Chopper Supermarket                             $566,972             $6.15

        VILLAGE PLAZA               Falley's Food 4 Less                                  $297,909             $5.35

     WESTCHESTER SQUARE             Hy-Vee Supermarket                                   $1,296,396            $7.86

  WEST LOOP SHOPPING CENTER         Dillons Supermarket                                  $1,219,878            $6.13
                                    Waters True Value
          KENTUCKY
          --------

   CAMELOT SHOPPING CENTER          Winn Dixie Supermarket                                $882,952             $5.87
                                    Gatti's Pizza

         DIXIE PLAZA                Winn Dixie Supermarket                                $380,562             $7.92
                                    Frank's Nursery (Non-Owned)

        MIDTOWN MALL                Kroger Supermarket                                    $887,320             $5.77
                                    Big Lots/Odd Lots
                                    Gatti's Pizza

  PLAINVIEW VILLAGE CENTER          Kroger Supermarket                                   $1,283,830            $7.87

         STONY BROOK                Kroger Supermarket                                   $1,558,192            $11.37
                                    H.H. Gregg (Non-Owned)


                                       28



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
            MAINE
            -----

  PINE TREE SHOPPING CENTER       1958/1973          100%          254,378           254,378             200,178

        MASSACHUSETTS
        -------------

     BERKSHIRE CROSSING             1996             100%          441,412           441,412             389,561

      LYNN MARKET PLACE           1966/1993          100%           78,092           78,092              52,620

      WATERTOWER PLAZA            1988/1998          89%           296,320           296,320             194,078

       WESTGATE PLAZA             1969/1996          100%          103,903           103,903             77,768

          MICHIGAN
          --------

   CHERRY HILL MARKETPLACE        1992/1999          88%           122,132           125,032             53,739

   GRAND TRAVERSE CROSSING          1996             95%           387,273           387,273             339,156

        THE COURTYARD               1989             100%          125,965           262,875             219,421

        REDFORD PLAZA             1956/1987          96%           284,913           284,913             194,014

          MINNESOTA
          ---------

     AUSTIN TOWN CENTER             1999             98%           110,680           200,680             170,789

      BROOKDALE SQUARE            1971/1994          95%           185,883           185,883             159,402

     BURNING TREE PLAZA           1987/1998          100%          173,929           173,929             117,716


        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
            MAINE
            -----

  PINE TREE SHOPPING CENTER     Shaw's Supermarket (Ground Lease)                    $1,478,535            $5.81
                                Ames Department Stores, Inc.
                                Mardens
                                Jo-Ann Fabrics
                                AJ Wright

        MASSACHUSETTS
        -------------

     BERKSHIRE CROSSING         Price Chopper                                        $3,573,768            $8.10
                                Wal-Mart (Ground Lease)
                                Home Depot (Ground Lease)
                                Staples
                                Michaels
                                Barnes & Noble

      LYNN MARKET PLACE         Shaw's Supermarket                                    $608,336             $7.79

      WATERTOWER PLAZA          Shaw's Supermarket                                   $3,608,928            $12.18
                                TJ Maxx
                                OfficeMax
                                Barnes & Noble
                                Linens 'N Things
                                Petco
                                Michaels

       WESTGATE PLAZA           Stop & Shop/Staples                                  $1,004,091            $9.66
                                TJ Maxx
          MICHIGAN
          --------

   CHERRY HILL MARKETPLACE      Farmer Jacks                                         $1,220,620            $9.99

   GRAND TRAVERSE CROSSING      Wal-Mart (Ground Lease)                              $2,994,093            $7.73
                                Home Depot (Ground Lease)
                                Borders (Ground Lease)
                                Toys R Us
                                Staples
                                PetsMart

        THE COURTYARD           V.G. Food Center                                     $1,039,204            $8.25
                                OfficeMax
                                Dunhams Sporting Goods
                                Home Depot (Non-Owned)

        REDFORD PLAZA           Kroger Supermarket                                   $2,318,274            $8.14
                                Burlington Coat Factory
                                Bally Total Fitness
                                AJ Wright
                                Aco Hardware
                                The Resource Network
          MINNESOTA
          ---------

     AUSTIN TOWN CENTER         Rainbow Foods                                         $957,300             $8.65
                                Staples
                                Target (Non-Owned)

      BROOKDALE SQUARE          Circuit City                                          $946,370             $5.09
                                Office Depot
                                Brookdale Theater
                                Pep Boys
                                Heart Alive
                                Hennepin County

     BURNING TREE PLAZA         Best Buy                                             $1,569,983            $9.03
                                TJ Maxx
                                Hancock Fabrics
                                Dunham's Sporting Goods


                                       29



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
      CENTRAL VALU CENTER         1961/1984           96%          123,350           123,350              90,946

        DIVISION PLACE               1991             97%          129,354           134,354              24,016

        ELK PARK CENTER           1995/1999           99%          204,992           302,635             192,843

         HAR MAR MALL             1965/1992           99%          434,447           434,447             254,535

          HUB WEST(9)
         RICHFIELD HUB            1952/1992           97%          214,855           217,655             129,400

       MARKETPLACE AT 42             1999             97%          120,377           150,577              56,371

       ROSEVILLE CENTER           1950/2000           87%           76,810           155,610              65,000

       SOUTHPORT CENTRE              1992            100%          124,848           426,896             346,566

    SUN RAY SHOPPING CENTER       1958/1992           97%          256,154           256,154             132,519

       TEN ACRES CENTER           1972/1986           99%          162,364           162,364             133,894

         TERRACE MALL             1979/1993           89%          135,031           250,031              97,430

        WESTWIND PLAZA               1985            100%           87,933           147,933              20,245

       WHITE BEAR HILLS           1990/1996           99%           73,095            81,895              45,679

           MISSOURI
           --------

       ELLISVILLE SQUARE             1990            100%          146,052            149,552             107,772


        GRANDVIEW PLAZA           1961/1991           87%          294,736            294,736             198,803


        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
      CENTRAL VALU CENTER       Rainbow Foods                                         $938,925             $7.61
                                Slumberland Clearance

        DIVISION PLACE          TJ Maxx                                              $1,391,668            $10.76

        ELK PARK CENTER         Cub Foods                                            $1,960,663             $9.56
                                Target (Non-Owned)
                                OfficeMax

         HAR MAR MALL           Cub Foods                                            $4,568,795            $10.52
                                Barnes & Noble
                                Marshalls
                                TJ Maxx
                                AMC Theatres
                                Michaels
                                Mars Music
          HUB WEST(9)
         RICHFIELD HUB          Rainbow Foods                                        $2,329,676            $10.84
                                Bally Total Fitness
                                Marshalls
                                Michaels

       MARKETPLACE AT 42        Rainbow Foods                                        $1,518,622            $12.62

       ROSEVILLE CENTER         Rainbow Foods (Non-Owned)                             $782,447             $10.19

       SOUTHPORT CENTRE         Cub Foods (Non-Owned)                                $1,449,563            $11.61
                                Best Buy
                                Frank's Nursery
                                Super Target (Non-Owned)
                                OfficeMax (Non-Owned)

    SUN RAY SHOPPING CENTER     JC Penney                                            $2,104,153             $8.21
                                TJ Maxx
                                Bally Total Fitness
                                Michaels
                                Petters Warehouse Direct

       TEN ACRES CENTER         Cub Foods                                            $1,072,268             $6.60
                                Burlington Coat Factory

         TERRACE MALL           Rainbow Foods                                         $970,849              $7.19
                                North Memorial Medical

        WESTWIND PLAZA          Northern Hydraulics                                   $958,108             $10.90

       WHITE BEAR HILLS         Festival Foods                                        $593,619              $8.12

           MISSOURI
           --------

       ELLISVILLE SQUARE        K-Mart                                               $1,359,978             $9.31
                                Lukas Liquors

        GRANDVIEW PLAZA         Schnuck's Supermarket                                $1,375,735             $4.67
                                Old Time Pottery
                                OfficeMax
                                Walgreens


                                       30



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
       HUB SHOPPING CENTER        1972/1995           95%          161,472           161,472             103,322

         LIBERTY CORNERS          1987/1996           94%          125,432           214,932             136,500

        MAPLEWOOD SQUARE            1998             100%           71,590            75,590              57,575

   MARKETPLACE AT INDEPENDENCE      1988              95%          241,898           241,898             133,942

         PROSPECT PLAZA           1979/1999          100%          189,996           189,996             136,566

        WATTS MILL PLAZA          1973/1997          100%          161,717           169,717              91,989

            NEBRASKA
            --------

         BISHOP HEIGHTS           1971/1997          100%           30,163           124,223             106,992

        CORNHUSKER PLAZA            1988              96%           84,083           163,063             121,723

         EASTVILLE PLAZA            1986             100%           68,546           133,636              99,046

    EDGEWOOD SHOPPING CENTER      1980/1994           94%          172,929           400,379             295,020

           THE MEADOWS              1998             100%           67,840            70,840              50,000

       MIRACLE HILLS PARK           1988              85%           69,638           139,638              66,000

        STOCKYARDS PLAZA            1988              95%          129,459           148,659              85,649

          NEW HAMPSHIRE
          -------------

          BEDFORD GROVE             1989             100%          216,941           216,941             175,745

          BEDFORD MALL            1963/1999           85%          264,375           264,375             188,607

     CAPITOL SHOPPING CENTER      1961/1999           95%          182,971           189,971             129,551

         TRI CITY PLAZA           1968/1992          100%          146,947           146,947              84,920



        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
       HUB SHOPPING CENTER      Price Chopper Supermarket                             $809,946              $5.02

         LIBERTY CORNERS        Price Chopper Supermarket                             $914,734              $7.29
                                Sutherlands (Non-Owned)

        MAPLEWOOD SQUARE        Shop n' Save Supermarket                              $526,366              $7.35

  MARKETPLACE AT INDEPENDENCE   Price Chopper Supermarket                            $2,192,680             $9.06
                                Old Navy

         PROSPECT PLAZA         Hen House Grocery                                    $1,580,692             $8.32
                                Hobby Lobby
                                Factory Oak Outlet

        WATTS MILL PLAZA        Price Chopper Supermarket                            $1,451,283             $8.97
                                Westlake Hardware
            NEBRASKA
            --------

         BISHOP HEIGHTS         Russ's IGA Supermarket                                $175,347              $5.81
                                Shopko (Non-Owned)

        CORNHUSKER PLAZA        Hy-Vee Supermarket                                    $429,384              $5.11
                                Wal-Mart (Non-Owned)

         EASTVILLE PLAZA        Hy-Vee Supermarket                                    $553,701              $8.08
                                Menard's (Non-Owned)

    EDGEWOOD SHOPPING CENTER    SuperSaver Supermarket                               $1,388,894             $8.03
                                Osco Drug
                                Target (Non-Owned)
                                K-Mart (Non-Owned)

           THE MEADOWS          Russ' IGA Supermarket                                 $518,193              $7.64

       MIRACLE HILLS PARK       Cub Foods (Non-Owned)                                 $724,671             $10.41

        STOCKYARDS PLAZA        Hy-Vee Supermarket                                    $959,113              $7.41
                                Movies 8

          NEW HAMPSHIRE
          -------------

          BEDFORD GROVE         Shop N' Save                                         $1,822,580             $8.40
                                Wal-Mart (Ground Lease)

          BEDFORD MALL          Marshalls                                            $2,431,885             $9.20
                                Bob's Stores
                                Staples
                                Linens N Things
                                Decathalon Sports (Ground Lease)
                                Hoyts Cinemas

     CAPITOL SHOPPING CENTER    Demoulas Market Basket                               $1,024,872             $5.60
                                Ames Department Stores, Inc.
                                Marshalls

         TRI CITY PLAZA         Demoulas Market Basket                                $901,089              $6.13
                                TJ Maxx


                                       31



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
         NEW JERSEY
         ----------

      CROSS KEYS COMMON              1995             93%          371,128           371,128             218,978

MORRIS HILLS SHOPPING CENTER      1957/1994           100%         159,454           159,454             109,161

         NEW MEXICO
         ----------

      ST. FRANCIS PLAZA           1992/1993          100%           35,800            35,800              20,850

          NEW YORK
          --------

        COLLEGE PLAZA             1975/1994           96%          175,086           175,086             126,812

 DALEWOOD I SHOPPING CENTER       1966/1995          100%           58,969            58,969              36,989

 DALEWOOD II SHOPPING CENTER      1970/1995          100%           81,326            81,326              59,326

DALEWOOD III SHOPPING CENTER      1972/1995          100%           48,390            48,390              28,361

       FALCARO'S PLAZA            1968/1993          100%           61,295            63,295              29,887

 KINGS PARK SHOPPING CENTER       1963/1985          100%           71,940            73,940              48,870

  NESCONSET SHOPPING CENTER       1961/1999           99%          122,996           124,996              33,460

         PARKWAY PLAZA            1973/1992           95%           89,704            89,704              31,600

         ROANOKE PLAZA            1972/1994          100%           87,161            89,661              43,590

ROCKVILLE CENTRE SHOPPING CENTER     1975            100%           44,131            44,131              27,781

        SALMON RUN PLAZA             1993            100%           68,761           181,195             164,614

          SUFFOLK PLAZA           1967/1998           98%           84,480            89,680              56,759

       THREE VILLAGE PLAZA        1964/1991          100%           77,458            77,458              40,455

          TURNPIKE PLAZA          1971/1994          100%           52,950            52,950              30,700

         NORTH CAROLINA
         --------------

 THE COMMONS AT CHANCELLOR PARK      1994            100%          341,860           351,460             312,497

   CROWN POINT SHOPPING CENTER       1990            100%          147,200           164,200             135,200



        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
         NEW JERSEY
         ----------

      CROSS KEYS COMMON         Acme Markets                                         $3,711,939            $10.00
                                Sears
                                Wal-Mart
                                Staples

MORRIS HILLS SHOPPING CENTER    Mega Marshalls                                       $2,304,703            $14.45
                                Clearview Cinema
                                Michaels

       NEW MEXICO
       ----------

    ST. FRANCIS PLAZA           Wild Oats Market                                      $363,732             $10.16

        NEW YORK
        --------

      COLLEGE PLAZA             Bob's Stores                                         $1,354,538            $7.74
                                Marshalls
                                Eckerd Drugs
                                Staples

 DALEWOOD I SHOPPING CENTER     Pathmark                                              $894,291             $15.17

DALEWOOD II SHOPPING CENTER     Turco's Supermarket                                  $1,844,001            $22.67
                                Bed, Bath & Beyond

DALEWOOD III SHOPPING CENTER    TJ Maxx                                              $1,164,338            $24.06

       FALCARO'S PLAZA          OfficeMax                                             $938,378             $15.31

 KINGS PARK SHOPPING CENTER     Dan's Supreme Supermarket                             $978,953             $13.61
                                TJ Maxx

  NESCONSET SHOPPING CENTER     Office Depot/HomeGoods                               $1,643,688            $13.36

        PARKWAY PLAZA           TJ Maxx                                              $1,693,051            $18.87

        ROANOKE PLAZA           Produce Warehouse                                     $968,344             $11.11
                                TJ Maxx

  ROCKVILLE CENTRE SHOPPING
           CENTER               HomeGoods                                             $577,407             $13.08

       SALMON RUN PLAZA         Hannaford's Supermarket                              $1,084,328            $15.77
                                K-Mart (Non-Owned)

         SUFFOLK PLAZA          Waldbaum's Supermarket                                $635,840             $7.53

      THREE VILLAGE PLAZA       Swezey and Newins                                     $907,493             $11.72

         TURNPIKE PLAZA         Waldbaum's Supermarket                                $940,739             $17.77

         NORTH CAROLINA
         --------------

THE COMMONS AT CHANCELLOR PARK  Home Depot (Ground Lease)                            $2,048,979            $5.99
                                K-Mart
                                Circuit City
                                Marshalls
                                Gold's Gym

  CROWN POINT SHOPPING CENTER   Lowe's of Crown Point                                $1,014,775            $6.89
                                Babies R US


                                       32



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
       FRANKLIN SQUARE             1990               93%          310,435           517,735             379,568

     INNES STREET MARKET           1998              100%          349,356           349,356             296,740

   MCMULLEN CREEK SHOPPING
         CENTER(10)                1988               92%          283,638           293,238              98,222

      NEW CENTRE MARKET            1998               98%          143,763           266,263             202,040

   RIVER RIDGE MARKETPLACE      1984/1996             94%          214,454           214,454             104,541

      TARRYMORE SQUARE             1989               80%          260,405           260,405              85,447

     UNIVERSITY COMMONS            1989               71%          231,943           231,943              79,272

UNIVERSITY COMMONS GREENVILLE      1996              100%          232,821           338,021             270,249

        WENDOVER PLACE             1997               98%          415,886           548,786             441,954

             OHIO
             ----

       30TH STREET PLAZA        1951/1999             96%          157,085           157,085             111,251

       CLOCK TOWER PLAZA           1989               98%          237,975           244,475             172,300



        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
       FRANKLIN SQUARE          Super Wal-Mart (Non-Owned)                           $2,831,606             $9.12
                                Best Buy
                                Ross Dress for Less
                                Bed, Bath & Beyond
                                Dollar Tree
                                Pep Boys (Ground Lease)
                                OfficeMax
                                Michaels

     INNES STREET MARKET        Food Lion Supermarket                                $3,311,590             $9.48
                                Lowe's Home Centers
                                Tinseltown Cinema
                                Marshalls
                                Staples
                                Circuit City
                                Old Navy

   MCMULLEN CREEK SHOPPING
         CENTER(10)             Winn Dixie Supermarket                               $2,675,949             $9.43
                                Burlington Coat Factory

      NEW CENTRE MARKET         Target (Non-Owned)                                   $1,644,223            $11.44
                                Marshalls
                                PetsMart
                                OfficeMax

   RIVER RIDGE MARKETPLACE      Food Lion Supermarket                                $1,448,300             $6.75
                                Hamricks
                                Kitchen & Company

      TARRYMORE SQUARE          Marshalls                                            $2,126,142             $8.16
                                Dick's Sporting Goods

     UNIVERSITY COMMONS         Lowes Foods                                          $1,702,502             $7.34
                                TJ Maxx
                                AC Moore

UNIVERSITY COMMONS GREENVILLE   Kroger Supermarket                                   $2,628,575            $11.29
                                TJ Maxx
                                Circuit City
                                Barnes & Noble
                                Target (Non-Owned)
                                Linens N Things

        WENDOVER PLACE          Harris-Teeter/Michaels                               $4,024,412             $9.68
                                Kohl's
                                Dick's Sporting Goods
                                Babies R Us
                                PetsMart
                                Old Navy
                                Linens N Things
                                Target (Non-Owned)
             OHIO
             ----

       30TH STREET PLAZA        Giant Eagle Supermarket                              $1,410,628             $8.98
                                Marc's Pharmacy

       CLOCK TOWER PLAZA        Ray's Supermarket                                    $1,374,852             $5.78
                                Wal-Mart


                                       33



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
    SALEM CONSUMER SQUARE           1988              93%          274,652           274,652             131,650

        PENNSYLVANIA
        ------------

       BOYERTOWN PLAZA              1961              84%           83,229            88,629              50,229

   LEHIGH SHOPPING CENTER         1955/1999           96%          343,432           347,432             270,703

        SOUTH DAKOTA
        ------------

         BAKEN PARK               1962/1997           98%          195,526           195,526              95,039

          TENNESSEE
          ---------

       OAKWOOD COMMONS            1989/1997           94%          291,535           295,285             192,279

 WATSON GLEN SHOPPING CENTER        1989              99%          264,360           264,360             206,427

    WILLIAMSON SQUARE(12)         1988/1993           80%          331,931           342,181             143,700

           VERMONT
           -------

        RUTLAND PLAZA             1966/1996           99%          224,514           234,514             182,264

          WISCONSIN
          ---------

  FAIRACRES SHOPPING CENTER         1992             100%           79,736            82,486              58,678

       FITCHBURG RIDGE              1980              30%           49,996            61,246               N/A

       FOX RIVER PLAZA              1987             100%          169,883           173,383             137,113

        GARDEN PLAZA                1990              95%           80,099            80,099              49,564

        MADISON PLAZA             1988/1994           91%          127,584           127,584              68,309

      MEQUON PAVILIONS            1967/1991           89%          211,027           211,027              65,995

       MOORLAND SQUARE              1990              98%           98,288           195,388             149,674

      OAK CREEK CENTRE              1988              97%           91,510            99,510              50,000


        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
    SALEM CONSUMER SQUARE       Cub Foods                                            $2,266,963             $8.25
                                Office Depot
                                Michigan Sporting Goods
                                AJ Wright

        PENNSYLVANIA
        ------------

       BOYERTOWN PLAZA          Ames Department Stores, Inc.                          $449,109              $5.40

   LEHIGH SHOPPING CENTER       Giant Foods                                          $1,622,094             $4.72
                                Ames Department Stores, Inc.
                                Mega Marshalls
                                Staples
                                D&D Budget & Clearance
                                Franks Nursery
        SOUTH DAKOTA
        ------------

         BAKEN PARK             Nash Finch Supermarket                               $1,452,675             $7.43
                                Ben Franklin
                                Boyd's Drug

          TENNESSEE
          ---------

       OAKWOOD COMMONS          Publix Supermarket                                   $2,004,486             $6.88
                                K-Mart
                                Peebles Dept. Store

 WATSON GLEN SHOPPING CENTER    Bi-Lo Foods                                          $1,904,120             $7.20
                                K-Mart
                                Goody's Family Clothing
                                World Gym

    WILLIAMSON SQUARE(12)       Kroger Supermarket                                   $2,194,124             $6.61
                                Hobby Lobby
                                USA Baby

           VERMONT
           -------

        RUTLAND PLAZA           Price Chopper Supermarket                            $1,822,048             $8.12
                                Wal-Mart
                                TJ Maxx
                                Plaza Movie Plex

          WISCONSIN
          ---------

  FAIRACRES SHOPPING CENTER     Pick 'N Save Supermarket                              $679,721              $8.52

       FITCHBURG RIDGE          N/A                                                   $154,585              $3.09

       FOX RIVER PLAZA          Pick 'N Save Supermarket                              $817,680              $4.81
                                K-Mart

        GARDEN PLAZA            Pick 'N Save Supermarket                              $525,524              $6.56

        MADISON PLAZA           SuperSaver Foods                                      $851,712              $6.68

      MEQUON PAVILIONS          Jewel Foods / Osco Drugs                             $2,200,330            $10.43
                                Bed, Bath & Beyond

       MOORLAND SQUARE          Pick 'N Save Supermarket                              $759,313              $7.73
                                K-Mart (Non-Owned)

      OAK CREEK CENTRE          Sentry Supersaver                                     $601,826              $6.58


                                       34



                                    YEAR           % LEASED
        PROPERTY NAME              BUILT/            AS OF         COMPANY           TOTAL               ANCHOR
         AND LOCATION            RENOVATED(1)       9/30/02      OWNED GLA(2)       GLA(3)               SF(4)
===================================================================================================================================
          PARK PLAZA              1959/1993           96%           114,678          114,678               74,063


         SPRING MALL              1967/1994           77%           210,421          210,421               140,041



        TAYLOR HEIGHTS              1989             100%            85,072          223,862               158,630

                                                   --------------------------------------------------------------------------------

TOTAL SHOPPING CENTERS                                93%          25,432,663      29,638,986            18,809,847
                                                   --------------------------------------------------------------------------------

  SINGLE TENANT PROPERTIES:

 GENERAL HOST (6 PROPERTIES)       Various           100%            12,000           12,000
          FLORIDA

     SAMBO'S RESTAURANTS
        (3 PROPERTIES)             Various           100%            12,000           12,000
            FLORIDA

      SUBWAY (1 PROPERTY)           1975             100%             1,800            1,800
            FLORIDA
                                                   --------------------------------------------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                       100%            25,800           25,800
                                                   --------------------------------------------------------------------------------

       OFFICE BUILDINGS:
  WILLIAM J. MCCARTHY BUILDING    1963/1995           94%            93,335           93,335



      545 BOYLSTON STREET         1972/1996           95%            89,140           89,140

   EXECUTIVE OFFICE BUILDING        1970              90%            40,230           40,230




    FORTUNE OFFICE BUILDING         1969              91%            58,503           58,503
                                                   --------------------------------------------------------------------------------

TOTAL OFFICE BUILDINGS                                93%           281,208          281,208
                                                   --------------------------------------------------------------------------------

TOTAL PORTFOLIO                                       93%          25,739,671      29,945,994
                                                   ================================================================================


        PROPERTY NAME                                                                ANNUALIZED       ANNUALIZED BASE
         AND LOCATION                 ANCHORS(5)                                    BASE RENT(6)      RENT/SQ. FT.(7)
===================================================================================================================================
          PARK PLAZA             Sentry Foods                                        $691,154             $6.03
                                 Big Lots

         SPRING MALL             Pick 'N Save Supermarket                          $1,227,784             $5.83
                                 TJ Maxx
                                 Walgreens

        TAYLOR HEIGHTS           Piggly Wiggly Foods                                 $869,804            $10.22
                                 Wal-Mart (Non-Owned)
                                 --------------------------------------------------------------------------------------------------

TOTAL SHOPPING CENTERS                                                            $207,215,094            $8.15
                                 --------------------------------------------------------------------------------------------------

  SINGLE TENANT PROPERTIES:

 GENERAL HOST (6 PROPERTIES)                                                         $69,372              $5.78
          FLORIDA

     SAMBO'S RESTAURANTS
        (3 PROPERTIES)                                                              $147,435             $12.29
            FLORIDA

      SUBWAY (1 PROPERTY)                                                           $13,200               $7.33
            FLORIDA
                                 --------------------------------------------------------------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                                                      $230,007              $8.92
                                 --------------------------------------------------------------------------------------------------

       OFFICE BUILDINGS:
  WILLIAM J. MCCARTHY BUILDING   NETT                                              $3,640,904            $39.01
                                 Heritage
                                 Clarke & Company

      545 BOYLSTON STREET        Allied Advertising                                $3,230,824            $36.24

   EXECUTIVE OFFICE BUILDING     Lipner Gordon & Co.                                $911,059             $22.65
                                 Norca
                                 Sol G Atlas Realty
                                 Heritage
    FORTUNE OFFICE BUILDING      N/A                                               $1,026,319            $17.54
                                 --------------------------------------------------------------------------------------------------

TOTAL OFFICE BUILDINGS                                                             $8,809,106            $31.33
                                 --------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO                                                                   $216,254,207            $8.40
                                 ==================================================================================================

                             PROPERTY LISTING NOTES

 (1) Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

 (2) Represents gross leasable area owned by us, including 1,024,985 square feet of gross leaseable area subject to ground leases and excludes 4,206,323 square feet of non-owned gross leasable area.

 (3) Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company-Owned GLA, Total GLA includes approximately 4.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.0 million square feet of ground leased gross leaseable area.

 (4) Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

 (5) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

 (6) We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at September 30, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

 (7) Represents Annualized Base Rent divided by Company Owned GLA at September 30, 2002.

 (8)    Property contains 11,697 square feet of office space.

 (9)    Property is comprised of two shopping centers.

(10)    Property contains 32,406 square feet of office space.

(11) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)    Williamson Square is owned in a joint venture of which we own 60%.

            VALUE CREATION PIPELINE - 2002 ACQUISITIONS/DISPOSITIONS


                                  ACQUISITIONS

                                                                 COMPANY            INITIAL             PERCENT
PROPERTY                                       DATE ACQUIRED    OWNED GLA          INVESTMENT           LEASED
--------                                       -------------    ---------          ----------           ------
Cross Keys Commons                                 Mar-02         371,128          $34,000,000            93%

Montgomery Towne Center                            May-02         176,361           18,700,000            99%

The Pioneer Properties                             May-02       1,114,387           78,100,000            98%

Marketplace Shopping Center                        May-02         241,967           20,100,000            95%

Camelot Shopping Center - Winn Dixie Parcel        Aug-02          37,500              645,000           100%
                                                             -------------      ----------------      --------
    TOTAL ACQUISITIONS                                          1,941,343         $151,545,000            95%
                                                             =============      ================      ========


                                  DISPOSITIONS

                                                                                                                   NET
    PROPERTY                 TYPE                   DATE DISPOSED      NET PROCEEDS       NET BOOK VALUE          GAIN
    --------                 ----                   -------------      ------------       --------------          ----
Flower Hill                  Office Building            Mar-02       $   4,200,000        $  2,826,000       $  1,374,000
University Crossings         Owned Land Parcel          Sep-02           5,740,000           4,188,000          1,552,000
General Host                 Single Tenant Property     Sep-02             450,000              66,000            384,000
                                                                    ---------------     ---------------     --------------

   TOTAL DISPOSITIONS                                                $  10,390,000        $  7,080,000       $  3,310,000
                                                                    ===============     ===============     ==============

PROPERTY NAME:                           Cross Keys Commons
LOCATION:                                Turnersville, NJ
SIZE:                                    371,000 company-owned GLA
YEAR BUILT/RENOVATED                     1995
PURCHASE PRICE:                          $34.0 million
CLOSING DATE:                            March 2002
% LEASED                                 93%
FUNDING SOURCE:                          Line of Credit
ANCHOR TENANTS:

         TENANT                    SF                 LEASE EXPIRATION
         ------                    --                 ----------------
Wal-Mart                         115,328                    9/6/11
Acme Markets                      57,873                   11/30/14
Staples                           23,767                    4/30/11
Sears                             22,010                    7/6/05

PROPERTY NAME:                           Montgomery Towne Center
LOCATION:                                Montgomery, AL
SIZE:                                    176,000 company-owned GLA
YEAR BUILT/RENOVATED                     1996
PURCHASE PRICE:                          $18.7 million
CLOSING DATE:                            May 2002
% LEASED                                 99%
FUNDING SOURCE:                          Line of Credit, Mortgage Loan Payable
ANCHOR TENANTS:

         TENANT                     SF                 LEASE EXPIRATION
         ------                     --                 ----------------
Winn Dixie (Non-Owned)
Bed, Bath & Beyond                36,806                   1/31/14
Circuit City                      32,034                   5/31/05
Barnes & Noble                    25,491                   5/31/11
Carmike Cinemas (Non-Owned)
Just for Feet                     27,250                   2/28/13
Office Max                        23,500                   1/31/16

PROPERTY NAME:                           The Pioneer Properties
LOCATION:                                Pittsfield, MA, Grand Traverse, MI,
                                         Bedford, NH, Watertown, NY
SIZE:                                    1,114,000 company owned GLA
YEAR BUILT/RENOVATED
  GRAND TRAVERSE CROSSING                1996
  BEDFORD GROVE                          1989
  BERKSHIRE CROSSING                     1996
  SALMON RUN                             1993
PURCHASE PRICE:                          $78.1 million
CLOSING DATE:                            May 2002
% LEASED                                 98%
FUNDING SOURCE:                          OP Units, Line of Credit, Assumed
                                         Mortgage Loans Payable
ANCHOR TENANTS:

         TENANT                     SF                LEASE EXPIRATION
         ------                     --                ----------------
GRAND TRAVERSE CROSSING
       Wal-Mart (Ground Lease)    125,137                 10/18/26
     Home Depot (Ground Lease)    111,847                  1/31/27
        Borders (Ground Lease)     28,146                  1/31/27
                       Staples     24,218                 10/31/11
                     Toys R Us     27,443                  1/31/12
                      PetsMart     22,365                  1/31/13
BEDFORD GROVE
       Wal-Mart (Ground Lease)    119,097                  12/3/19
                   Shop N Save     56,648                  6/30/10
BERKSHIRE CROSSING
       Wal-Mart (Ground Lease)    116,097                  4/25/20
     Home Depot (Ground Lease)    113,816                  4/30/30
                 Price Chopper     82,172                  6/30/20
                Barnes & Noble     17,464                  5/25/10
                       Staples     28,650                  5/31/10
                     Michael's     17,500                  2/28/06
SALMON RUN
       Hannaford's Supermarket     52,180                  5/31/13
            K-Mart (Non-Owned)


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

PROPERTY NAME:                           Marketplace Shopping Center
LOCATION:                                Independence, Missouri
SIZE:                                    242,000 company-owned GLA
YEAR BUILT/RENOVATED                     1988
PURCHASE PRICE:                          $20.1 million
CLOSING DATE:                            May 2002
% LEASED                                 95%
FUNDING SOURCE:                          Line of Credit
ANCHOR TENANTS:

         TENANT                     SF                LEASE EXPIRATION
         ------                     --                ----------------
Price Chopper Supermarket          83,872                  4/30/08
Old Navy                           50,070                  3/31/08


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